SUB-ITEM 77Q1(a): Exhibits
                           TRI-CONTINENTAL CORPORATION

                       Material amendments to the Registrant's By-Laws


Incorporated by reference to Form 8-K filed by the Registrant with the SEC on November 17, 2005.